UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
June 14, 2010 (June 8, 2011)
(Date of earliest event reported)

GLOBAL GEOPHYSICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34709	05-0574281
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

13927 South Gessner Road
Missouri City, TX 77489
(Address of principal executive offices)

(713) 972-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

During the meeting of the Board of Directors (the “Board”) of Global Geophysical Services Inc. (the “Company”) held on June 8, 2011, the Board approved a compensation package for the two new independent directors under the Company’s 2006 Incentive Compensation Plan, as revised. Specifically, for their services as members of the Board, Joseph P. McCoy (“Mr. McCoy”) and Michael S. Bahorich (“Mr. Bahorich”) were each granted an annual compensation package for 2011 consisting of 1,750 shares of the Company’s common stock, and $26,250 in cash consideration of which $18,750 shall be for director’s fees and $7,500 for director’s related expenses.  The stock awards granted to Messrs. McCoy and Bahorich vest over eight calendar quarters beginning on the last day of third quarter of 2012. The approximate dollar value of the amount of such awards as of the date of grant is $26,250 each.1

Messrs. McCoy and Bahorich were elected as members of the Board on April 21, 2011, and April 25, 2011, respectively. As previously announced in a Form 8-K filed by the Company with the Securities and Exchange Commission on April 28, 2011, Mr. McCoy was nominated and unanimously approved to fill, for the remainder of the unexpired term, the Board seat vacated by Thomas J. Fleure. Mr. McCoy also serves on the Company's Audit Committee. The Board voted unanimously to add a seat for Mr. Bahorich to join the Board.

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 8, 2011, the Company held its 2011 Annual Meeting of Shareholders. The matters voted upon and the final voting results are as stated below:

Proposal 1	Election of Directors for a three-year term expiring at the Annual Meeting in 2014:
	Joseph P. McCoy	For	24,847,678.00
		Withheld	83,079.00
		Non-Votes	7,697,327.00
	Damir S. Skerl	For	23,465,831.00
		Withheld	1,464,926.00
		Non-Votes	7,697,327.00
	Election of Directors for a two-year term expiring at the Annual Meeting in 2013:
	George E. Matelich	For	20,730,370.00
		Withheld	4,200,387.00
		Non-Votes	7,697,327.00
	Stanley De J Osborne	For	24,655,074.00
		Withheld	275,683.00
		Non-Votes	7,697,327.00
	Karl F. Kurz	For	24,841,678.00
		Withheld	89,079.00
		Non-Votes	7,697,327.00
________________
1 The amounts represent the grant date fair value of the full equity awards with respect to stock awards for the fiscal year computed in accordance with FASB ASC 718. See Note 12 to our consolidated financial statements included in our Form 10-K, filed on March 18, 2011, which is incorporated herein by reference.

Proposal 2	Say on Pay – Advisory Vote on the Approval of Executive Compensation:	For	24,260,226.00
		Against	399,655.00
		Abstain	270,626.00
		Non-Votes	7,697,327.00

Proposal 3	Say on Frequency - Advisory Vote on the Approval of the Frequency of Shareholders Votes on Executive Compensation:	1 Year	23,620,165.00
		2 Years	55,868.00
		3 Years	1,219,724.00
		Abstain	35,000.00
		Non-Votes	7,697,327.00

Proposal 4	Ratification of the Appointment of UHY, LLP as Independent Registered Certified Public Accounting Firm for the 2011 Fiscal Year	For	32,310,605.00
		Against	317,209.00
		Abstain	270
		Non-Votes	0

All five (5) nominated directors were elected to serve for additional terms, as follows:

(i) Messrs. Joseph P. McCoy and Damir S. Skerl were elected, as Class I directors, to serve for a three-year term expiring at the 2014 Annual Meeting; and
(ii) Messrs. George E. Matelich, Stanley de J. Osborne and Karl F. Kurz were elected, as Class II directors, for a two-year term expiring at the 2013 Annual Meeting.

Management's proposal to hold an advisory vote on the approval of executive compensation was approved.

Management's proposal to hold an advisory vote each year (i.e., "1 Year") on executive compensation was approved.

UHY, LLP was ratified as the Company’s independent registered certified public accounting firm for the 2011 fiscal year.

For additional information on these proposals, please see the Company's revised definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.

June 14, 2011	By:	/s/ P. Mathew Verghese
P. Mathew Verghese
Senior Vice President and Chief Financial Officer